UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                                 Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

EVENTBRITE, INC.

(Name of the Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EVENTBRITE, INC.

535 MISSION STREET

FLOOR 8

SAN FRANCISCO, CA 94105

D70446-P67655

Your Vote Counts!

EVENTBRITE, INC.

2022 Annual Meeting of Stockholders

Vote by June 8, 2022

11:59 PM ET

You invested in EVENTBRITE, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held via the Internet on June 9, 2022 at 8:00 a.m. Pacific Time at www.virtualshareholdermeeting.com/EB2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 26, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	June 9, 2022
vote without entering a	8:00 a.m. Pacific Time
control number
Virtually at: www.virtualshareholdermeeting.com/EB2022

* Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends

1.	To elect three Class I directors to serve until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified:

	Nominees:	For

01) Jane Lauder
02) Steffan Tomlinson
03) April Underwood

2.	A proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	For

3.	A proposal to approve, on a non-binding advisory basis, the compensation of our named executive officers.	For

NOTE: We may also transact such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D70447-P67655